--------------------------------------------------------------------------------
                                 THIRD AMENDMENT
                                       TO
                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
--------------------------------------------------------------------------------

       Third Amendment dated as of September 29, 1998 to Amended and Restated Revolving Credit Agreement (the "Third Amendment"), by and among FLEXTRONICS INTERNATIONAL USA, INC., a California corporation (the "Borrower"), BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Existing Banks"), Bank of America National Trust and Savings Association (the "New Bank" and, together with the Existing Banks, the "Banks") and BankBoston, N.A. in its capacity as agent for the Banks (the "Agent"), amending certain provisions of the Amended and Restated Revolving Credit Agreement dated as of January 14, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Existing Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

       WHEREAS, the New Bank wishes to become a party to the Credit Agreement, and certain of the Existing Banks wish to assign certain portions of their Revolving Credit Loans, Letter of Credit Participations and Commitments under the Credit Agreement to the New Bank and certain Existing Banks; and

       WHEREAS, the Borrower has requested, and the Banks have agreed upon the terms and conditions described herein, that the aggregate Commitments of the Banks to extend credit under the Credit Agreement be increased to $57,142,857.13;

       WHEREAS, the Borrower and the Banks have agreed to modify certain other terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       ss.1. Amendment to Section 1 of the Credit Agreement. Section 1.2(d) of the Credit Agreement is hereby amended by deleting the text of ss.1.2(d) in its entirety and substituting in place thereof the words "A reference to any Person includes its permitted successors and assigns, with the provisions of this Credit Agreement be binding upon and inuring to the benefit of such Person and its permitted successors and assigns."

       ss.2. Amendment to Section 5 of the Credit Agreement. Section 5.1.1(b)(ii) of the Credit Agreement is hereby amended by inserting immediately after the words "all Unpaid Reimbursement Obligations" the words "plus all Bankers' Acceptances outstanding".


       ss.3. Amendment to Section 8 of the Credit Agreement. Section 8 of the Credit Agreement is hereby by inserting the following immediately after the end of the text of ss.8.23:

              8.25. Year 2000 Compliance. The Borrower and its Subsidiaries have reviewed the areas within their businesses and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000" (i.e. the risk that computer applications used by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review, the Borrower reasonably believes that the "Year 2000" will not have any materially adverse effect on the business or financial condition of the Borrower or any of its Subsidiaries.

       ss.4. Amendment to Section 12 of the Credit Agreement. Section ss.12.2 of the Credit Agreement is hereby amended by inserting immediately after the words "such Letter of Credit" which appear in ss.12.2 the words "and to accept and/or purchase any Bankers' Acceptances".

       ss.5. Amendment to Schedule 1 of the Credit Agreement. Schedule 1 of the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting in place thereof the Schedule 1 attached hereto.

       ss.6. Assignment and Acceptance.

       (a)  For  the  purposes  of  the  assignment   contemplated  herein,  the
provisions of ss.19.1 of the Credit Agreement are hereby waived and the parties hereto hereby consent and agree to such assignment.

       (b) Each of Comerica Bank and The Sumitomo Bank of California (collectively, the "Assignors") hereby sells and assigns to each of BankBoston, N.A., Bank of America National Trust and Savings Association, and ABN Amro Bank N.V. (collectively, the "Assignees"), and each Assignee hereby purchases and assumes from each Assignor, a certain percentage of each such Assignor's rights and obligations under the Credit Agreement as of the effective date hereof, including, without limitation, such percentage interest in each such Assignor's Commitment as in effect on the effective date, and the outstanding amount of the Revolving Credit Loans, Letter of Credit Participation and Bankers' Acceptance Participation owing to each Assignor on the effective date and the Revolving Credit Note held by each Assignor (such interest being hereinafter referred to as the "Assigned Portion") such that, after giving effect to the assignments contemplated hereby, the respective Commitments, Commitment Percentages of each Assignor shall be zero, and the respective Commitments and Commitment Percentages of each Assignee (after giving effect to the increase in the Total Commitment contemplated by this Third Amendment) shall be as set forth on
Schedule 1 attached hereto, and each Assignee shall have that percentage interest in all Revolving Credit Loans, Letter of Credit Participations and Bankers Acceptance Participations. Notwithstanding any term or provision of ss.19 of the Credit Agreement to the contrary, the execution and delivery hereof by each Assignor, each Assignee, the Agent and the Borrower shall constitute an Assignment and Acceptance delivered in accordance with the Credit Agreement and shall be effective in respect of the assignment contemplated hereby.

       (c) each Assignor (i) represents and warrants (as to itself only and not as to the other Assignor) that as of the date hereof, its Commitment and
Commitment Percentage is sufficient to give effect to this Assignment and Acceptance; (ii) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest  being  assigned  by it  hereunder  free  and  clear  of any  claim  or encumbrance; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (iv) requests that in connection with such assignment as set forth herein the Borrower exchange the Revolving Credit Notes of each Assignor for new Revolving Credit Notes, each dated as of the effective date hereof payable to the order of each Assignee in the principal amount of the Commitment set forth opposite each Assignee's name on Schedule 1 to the Credit Agreement as amended hereby and each such new note shall be deemed to be a "Revolving Credit Note" under the Credit Agreement.

       (d) each Assignee (i) represents and warrants (as to itself only and not as to any other Assignee) that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in ss.9 of the Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this agreement, that it is an Eligible Assignee under the Credit Agreement and that all acts, conditions and things required to be done and performed have occurred prior to the execution, delivery and performance of this assignment, and to render the same the legal, valid and binding obligation of each such Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (ii) agrees that it will, independently and without reliance upon any Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and
(iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank.

       (e) Upon the effectiveness of the assignment contemplated hereby, each Assignor shall return to the Borrower its Revolving Credit Note, marked "Cancelled".

       ss.7. Addition of New Bank.

       (a) Each of the Agent and the Borrower consent to the addition of the New Bank as a Bank hereunder such that, after giving effect thereto and as of the effective date hereof, the New Bank shall be a party to the Credit Agreement and shall have the rights and obligations of a Bank thereunder.

       (b) The New Bank (a) represents and warrants that (i) it is duly and legally authorized to enter into this Amendment, (ii) the execution, delivery and performance of this Amendment do not conflict with any provision of law or of the charter or by-laws of the New Bank, or of any agreement binding on the New Bank, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Third Amendment, and to render the same the legal, valid and binding obligation of the New Bank, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to ss.9 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this

Amendment; (c) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

       ss.8. Conditions to Effectiveness. This Third Amendment shall not become effective until the Agent receives a counterpart of this Third Amendment, executed by the Borrower, the Guarantors and the Banks, as well as new Revolving Credit Notes payable to each Assignee and the New Bank in the amount set forth opposite such Bank's name on Schedule 1 hereto.

       ss.9. Representations and Warranties. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Third Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

       ss.10. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

       ss.11. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

       ss.12. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

       ss.13. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

       IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                       FLEXTRONICS INTERNATIONAL USA, INC.



                                       By:____________________________________
                                       Title:

                                       BANKBOSTON, N.A.



                                       By:____________________________________
                                       Title:


                                       ABN AMRO BANK N.V.



                                       By: ___________________________________
                                              Name:
                                              Title:

                                       THE BANK OF NOVA SCOTIA



                                       By: ___________________________________
                                              Name:
                                              Title:

                                       BANQUE NATIONALE DE PARIS, SAN
                                       FRANCISCO BRANCH



                                       By: ___________________________________
                                              Name:
                                              Vice President

                                       PARIBAS



                                       By: ___________________________________
                                              Name:
                                              Title:

                                       COMERICA BANK



                                       By: ___________________________________
                                              Name:
                                              Title:

                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                       By: ___________________________________
                                              Name:
                                              Title:

                                       SUMITOMO BANK OF CALIFORNIA



                                       By: ___________________________________
                                              Name:
                                              Title:


                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION



                                       By: ___________________________________
                                              Name:
                                              Title:

                            RATIFICATION OF GUARANTY

       Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Third Amendment as of September 29, 1998, and agrees that each of the Guarantees dated as of January 14, 1998 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.


                                       FLEXTRONICS INTERNATIONAL LTD.



                                       By:______________________________________
                                       Title:


                                       FLEXTRONICS INTERNATIONAL (UK) LTD.



                                       By:______________________________________
                                       Title:


                                       FLEXTRONICS MANUFACTURING (HK) LTD.



                                       By:______________________________________
                                       Title:


                                       FLEXTRONICS SINGAPORE PTE. LTD.



                                       By:______________________________________
                                       Title:


                                       FLEXTRONICS HOLDING (UK) LTD.



                                       By:______________________________________
                                       Title:

                                       FLEXTRONICS MALAYSIA SDN BHD


                                       By:______________________________________
                                       Title:

                                       FLEXTRONICS INTERNATIONAL
                                          MARKETING (L) LTD.



                                       By:______________________________________
                                       Title:


                                       FLEXTRONICS HOLDINGS AB



                                       By:______________________________________
                                       Title:


                                       FLEXTRONICS INTERNATIONAL
                                          SWEDEN AB



                                       By:______________________________________
                                       Title:

                                       ASTRON GROUP LIMITED



                                       By:______________________________________
                                       Title:

                                       DTM PRODUCTS CORPORATION



                                       By:______________________________________
                                       Title:

                                               SCHEDULE 1
                                               ----------
                                            Banks/Commitments

---------------------------------------------------------------------------------------------------------------
                                                                                        Commitment
                                                      Revolving           Percentage of Revolving Credit Loans,
                                                     Credit Loan             Bankers' Acceptances and Letters
                    Banks                             Commitment                        of Credit
===============================================================================================================
BankBoston, N.A.                                   $12,380,952.38                     21.6666667%
Domestic Lending Office:
100 Federal Street, 01-08-06
Boston, Massachusetts  02110
Attn: High Technology Division

Eurodollar Lending Office:
Same as above
===============================================================================================================
ABN Amro Bank N.V.                                  $9,761,904.76                      17.0833333%
Domestic Lending Office:
101 California Street, Suite 4550
San Francisco, CA  94111

Eurodollar Lending Office:
Same as above
===============================================================================================================
Bank of Nova Scotia                                 $9,523,809.52                      16.6666667%
Domestic Lending Office:
580 California Street, 21st Floor
San Francisco, CA  94104

Eurodollar Lending Office:
Same as above
===============================================================================================================
Bank of America National Trust and                  $9,523,809.52                      16.6666667%
Savings Association
Domestic Lending Office:
555 California Street
San Francisco, CA  94104

Eurodollar Lending Office:
Same as above
===============================================================================================================
Banque Nationale de Paris                           $7,142,857.13                      12.5000000%
Domestic Lending Office:
180 Montgomery Street, 3rd Floor
San Francisco, CA  94104

Eurodollar Lending Office:
Same as above
===============================================================================================================

---------------------------------------------------------------------------------------------------------------
Paribas                                             $5,952,380.95                      10.4166667%
Domestic Lending Office:
101 California Street, Suite 3150
San Francisco, CA  94104

Eurodollar Lending Office:
Same as above
===============================================================================================================
Industrial Bank of Japan                            $2,857,142,86                       5.0000000%
Domestic Lending Office:
555 California Street, Suite 3110
San Francisco, CA  94104

Eurodollar Lending Office:
Same as above
===============================================================================================================
                          Totals:                  $57,142,857.13                         100%
---------------------------------------------------------------------------------------------------------------